Other Payables and Other Current Liabilities (Tables)	6 Months Ended
Jun. 30, 2026
Other Payables and Other Current Liabilities [Abstract]
Schedule of Other Payables and Other Current Liabilities

Other payables and other current liabilities consisted of the following:

	As of June 30,	As of December 31,
	2026	2025
	(Unaudited)
Other taxes payable(1)	$861,805	$754,260
Payroll payable	981,142	897,079
Loans from third parties(2)	210,000	310,497
Accrued expenses	74,769	190,264
Total other liabilities	$2,127,716	$2,152,100

(1)	Other taxes payable primarily represent personal income tax liabilities arising from the distribution of share-based compensation, amounting to $770,078 and $746,205 as of June 30, 2026 and December 31, 2025, respectively.

(2)	On May 27, 2025, the Company borrowed a loan from a third party amounted to $100,000 with a maturity date as at November 26, 2025. The interest rate of the loan was 1% per month. The Company repaid the loan in January 2026.